MFS(R) STRATEGIC GROWTH FUND

                      Supplement to the Current Prospectus


The description of portfolio manager under the "Management of the Fund - Investment Adviser" section is hereby restated as follows:

          The Fund's portfolio managers are S. Irfan Ali and Stephen Pesek, Vice Presidents of the Adviser. Mr. Ali has been employed as a portfolio manager by the Adviser since 1993. Mr. Pesek has been employed as a portfolio manager by the Adviser since 1994.





























                  The date of this Supplement is March 5, 1999.